UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
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Discovery Holding Company

(Name of Registrant as Specified in its Charter)

N/A

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DISCOVERY HOLDING COMPANY
12300 Liberty Boulevard
Englewood, Colorado 80112
(720) 875-4000

April 2, 2007

Dear Stockholder:

The 2007 Annual Meeting of Stockholders of Discovery Holding Company will be held at 9:30 a.m., local time, on May 1, 2007, at the Denver Marriott South at Park Meadows, 10345 Park Meadows Drive, Littleton, Colorado 80124, Tel. No. (303) 925-0004. At the annual meeting, you will be asked to consider and vote on the following matters:

•	the “election of directors proposal,” a proposal to elect Paul A. Gould and M. LaVoy Robison to serve as Class II members of our board of directors until the 2010 annual meeting of stockholders;

•	the “auditors ratification proposal,” a proposal to ratify the selection of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2007; and

•	any other business as may properly come before the annual meeting.

This document describes the annual meeting, the enumerated proposals and related matters. Our board has approved each of the enumerated proposals and recommends that you vote “FOR” each of them.

Whether or not you plan to attend the annual meeting, please read the enclosed proxy statement and then complete, sign and date the enclosed proxy and return it as promptly as possible in the accompanying postage paid return envelope. Alternatively, you may submit your proxy over the Internet or by telephone. This will save us additional expense in soliciting proxies and will ensure that your shares are represented at the meeting. It will not, however, prevent you from later revoking your proxy or changing your vote at the meeting, in each case as more fully described in the attached proxy statement.

Thank you for your continued support and interest in our company.

Very truly yours,

John C. Malone
Chief Executive Officer

DISCOVERY HOLDING COMPANY
12300 Liberty Boulevard
Englewood, Colorado 80112
(720) 875-4000

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
to Be Held on May 1, 2007

NOTICE IS HEREBY GIVEN that the 2007 Annual Meeting of Stockholders of Discovery Holding Company, a Delaware corporation, will be held at 9:30 a.m., local time, on May 1, 2007, at the Denver Marriott South at Park Meadows, 10345 Park Meadows Drive, Littleton, Colorado 80124, Tel. No. (303) 925-0004, for the following purposes:

1. To vote in the election of Paul A. Gould and M. LaVoy Robison to serve as Class II directors of our board of directors until our 2010 annual meeting of stockholders (the “election of directors proposal”);

2. To consider and vote upon a proposal to ratify the selection of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2007 (the “auditors ratification proposal”); and

3. To transact any other business as may properly come before the annual meeting.

Holders of record of Discovery Holding Company Series A common stock, par value $.01 per share, and Discovery Holding Company Series B common stock, par value $.01 per share, outstanding as of 5:00 p.m., New York City time, on March 28, 2007, the record date for the annual meeting, will be entitled to notice of the annual meeting and to vote at the annual meeting or any adjournment thereof. Holders of record of Series A common stock and Series B common stock on the record date will vote together as a single class on each proposal. A list of stockholders entitled to vote at the annual meeting will be available at our offices for review by our stockholders, for any purpose germane to the annual meeting, for at least 10 days prior to the annual meeting.

We describe the proposals in more detail in the accompanying proxy statement. We encourage you to read the proxy statement in its entirety before voting.

The board of directors has carefully considered and approved each of the proposals described above and recommends that you vote “FOR” each of them.

YOUR VOTE IS IMPORTANT.  You may also execute and deliver a proxy by telephone, Internet or mail.

By order of the board of directors,

Charles Y. Tanabe
Senior Vice President, General Counsel and
Secretary

Englewood, Colorado
April 2, 2007

Even if you intend to be present at the annual meeting please make sure your shares are voted by executing the enclosed proxy and returning it promptly.

DISCOVERY HOLDING COMPANY
a Delaware corporation

12300 Liberty Boulevard
Englewood, Colorado 80112
(720) 875-4000

PROXY STATEMENT

For Annual Meeting of Stockholders

We are furnishing this proxy statement in connection with the board of directors’ solicitation of proxies for use at our 2007 Annual Meeting of Stockholders to be held at 9:30 a.m., local time, on May 1, 2007, at the Denver Marriott South at Park Meadows, 10345 Park Meadows Drive, Littleton, Colorado 80124, Tel. No. (303) 925-0004, or at any adjournment or postponement of the annual meeting. At the annual meeting, we will ask you to consider and approve the proposals described in the Notice of Annual Meeting of Stockholders. The proposals are described in more detail in this proxy statement. We are soliciting proxies from holders of our Series A common stock, par value $.01 per share, and our Series B common stock, par value $.01 per share.

The date of this proxy statement is April 2, 2007. We are first sending this proxy statement to stockholders on or about that date.

VOTING; PROXIES

Voting

Who May Vote

Holders of our Series A common stock and Series B common stock, as recorded in our stock register as of 5:00 p.m., New York City time, on March 28, 2007 (which is the record date for the annual meeting), may vote at the annual meeting or any adjournment thereof. We expect there to be, as of the record date for the annual meeting, approximately 3,165 record holders of Series A common stock and approximately 152 record holders of Series B common stock. These amounts do not include the number of stockholders whose shares are held of record by banks, brokers or other nominees, but include each such institution as one holder.

As of February 28, 2007, an aggregate of 268,201,601 shares of our Series A common stock and 12,021,078 shares of our Series B common stock were outstanding and entitled to vote. No other shares of our capital stock are currently outstanding.

Votes You Have

At the annual meeting, holders of Series A common stock will have one vote per share for each share of Series A common stock that our records show they owned on the record date, and holders of Series B common stock will have ten votes per share for each share of Series B common stock that our records show they owned on the record date.

How to Vote

You may vote in person at the annual meeting. Alternatively, you may give a proxy by completing, signing, dating and returning the enclosed proxy card, or by executing and delivering a proxy by telephone or over the Internet. We recommend that you vote by proxy even if you plan to attend the annual meeting. You may change your vote at the annual meeting.

Quorum

In order to carry on the business of the annual meeting, we must have a quorum present. This means that at least a majority of the voting power represented by the shares of our common stock outstanding on the record date must be represented at the annual meeting, either in person or by proxy. For purposes of determining a quorum, we will include your shares as represented at the meeting even if you indicate on your proxy card that you abstain from voting. In addition, if a broker, bank or other nominee, who is a record holder of shares, indicates on a form of proxy that the broker does not have discretionary authority to vote those shares on any proposal (whether by reason of the beneficial owner’s withholding of such authority or if those shares are voted in other circumstances in which proxy authority is defective or has been withheld with respect to any proposal), these shares (which we refer to as broker non-votes) will be treated as present for purposes of determining the presence of a quorum.

Votes Needed

Election of Directors Proposal.  A plurality of the affirmative votes of the shares of our Series A common stock and Series B common stock outstanding on the record date, voting together as a single class, that are voted in person or by proxy at the annual meeting is required to elect Mr. Gould and Mr. Robison as Class II directors of our board of directors. This means that the nominees will be elected if they receive more affirmative votes than any other person.

If you submit a proxy card on which you indicate that you abstain from voting, it will have no effect on the election of directors proposal.

Broker non-votes will have no effect on the election of directors proposal.

Auditors Ratification Proposal.  Approval of the auditors ratification proposal requires the affirmative vote of the holders of a majority of the aggregate voting power of the shares of our Series A common stock and Series B common stock entitled to vote that are present, in person or by proxy, at the annual meeting, voting together as a single class.

If you submit a proxy card on which you indicate that you abstain from voting, it will have the same effect as a vote “AGAINST” the auditors ratification proposal.

Broker non-votes will have no effect on the auditors ratification proposal.

Proxies

How Proxies Work

Record Holders.  A form of proxy for use at the annual meeting has been included with each copy of this proxy statement mailed to our record stockholders. Unless subsequently revoked, shares of common stock represented by a proxy submitted as described below and received at or before the annual meeting will be voted in accordance with the instructions on the proxy.

We recommend that you vote by proxy even if you plan to attend the meeting. You may change your vote at the meeting. To submit a written proxy by mail, you should complete, sign, date and mail the proxy card in accordance with the instructions on the card. If a proxy card is signed and returned without indicating any voting instructions, the shares of common stock represented by the proxy will be voted “FOR” each of the proposals. You may also submit a proxy over the Internet or by telephone by following the instructions set forth on the proxy card.

Shares Held in Street Name.   If you hold your shares in the name of a broker, bank or other nominee, you should follow the instructions provided by your broker, bank or other nominee to give instructions regarding the voting of your shares.

Shares represented by broker non-votes will be deemed shares not entitled to vote and will not be included for purposes of determining the aggregate voting power and number of shares represented and entitled to vote on a particular proposal. For information concerning the effects of broker non-votes, see “— Voting — Votes Needed” above.

Solicitation

In addition to this mailing, our employees may solicit proxies personally, electronically or by telephone. We pay the costs of soliciting these proxies. We also reimburse brokers and other nominees for their expenses in sending these materials to you and getting your voting instruction.

Revoking a Proxy

Record holders.   Before your proxy is voted, you may change your voting instructions by telephone or over the Internet (if you originally gave your proxy by telephone or over the Internet), by voting in person at the annual meeting or by delivering a signed proxy revocation or a new signed proxy with a later date to Discovery Holding Company, c/o Computershare Trust Company, N.A., P.O. Box 43101, Providence, Rhode Island 02940. Any signed proxy revocation or new signed proxy must be received before the start of the annual meeting.

Your attendance at the annual meeting will not, by itself, revoke your proxy.

Shares held in Street Name.   If your shares are held in an account by a broker, bank or other nominee, you should contact your broker, bank or other nominee to change your voting instructions.

Other Matters to Be Voted on at the Annual Meeting

The board of directors is not currently aware of any business to be acted on at the annual meeting other than as described in this proxy statement. If, however, other matters are properly brought before the annual meeting, the persons you choose as proxies may have discretion to vote or to act on these matters according to their best judgment, unless you indicate otherwise on your proxy.

One of the other matters that could come before the annual meeting is a proposal to adjourn or postpone the meeting. If the purpose of the proposal to adjourn or postpone the annual meeting is the solicitation of additional proxies, the persons you choose as proxies will not have the discretion to vote for such a proposal; instead:

•	shares represented by proxies voting against the proposals will be voted “AGAINST” such proposal to adjourn or postpone the annual meeting;

•	shares represented by proxies voting for the proposals will be voted “FOR” such proposal to adjourn or postpone the annual meeting; and

•	shares represented by proxies indicating the stockholder abstained from voting on the proposals may not be voted with respect to such proposal to adjourn or postpone the annual meeting.

However, if the purpose of the adjournment or postponement is not for the solicitation of additional proxies, the persons you choose as proxies will have discretion to vote on any adjournment or postponement of the annual meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Certain Beneficial Owners

The following table sets forth information, to the extent known by us or ascertainable from public filings, concerning shares of our common stock beneficially owned by each person or entity (other than certain of our directors and executive officers, whose ownership information follows) known by us to own more than five percent of the outstanding shares of our common stock.

The percentage ownership information is based upon 268,197,601 shares of our Series A common stock and 12,025,078 shares of our Series B common stock outstanding as of January 31, 2007.

Name and Address of		Amount and Nature of		Percent of	Voting
Beneficial Owner	Title of Class	Beneficial Ownership		Class	Power

Southeastern Asset Management, Inc. 6410 Poplar Ave., Suite 900 Memphis, TN 38119	Series A	27,872,854	(1)	10.4%	7.2%
Harris Associates L.P. Two North LaSalle Street Suite 500 Chicago, IL 60602	Series A	26,937,050	(2)	10.0%	6.9%
Capital Research and Management Company 333 South Hope Street Los Angeles, CA 90071	Series A	17,975,680	(3)	6.7%	3.2%
T. Rowe Price Associates, Inc. 100 E. Pratt Street Baltimore, MD 21202	Series A	16,159,366	(4)	6.0%	0.5%

(1)	The number of shares of common stock is based upon Amendment No. 2 to the Schedule 13G dated February 12, 2007, filed by Southeastern Asset Management, Inc., an investment adviser, and O. Mason Hawkins, Chairman of the Board and CEO of Southeastern, with respect to our Series A common stock. All of the 27,872,854 shares of our Series A common stock covered by the Schedule 13G are owned by Southeastern’s investment advisory clients and none are owned directly or indirectly by Southeastern. Mr. Hawkins could be deemed to be a controlling person of Southeastern but disclaims the existence of such control. Mr. Hawkins does not own directly or indirectly any securities covered by the Schedule 13G. Southeastern and Mr. Hawkins disclaim beneficial ownership of the shares covered by the Schedule 13G pursuant to Rule 13d-4. The Schedule 13G reflects that Southeastern has sole voting power over 9,929,210 shares of our Series A common stock and shared voting power over 16,757,344 shares of our Series A common stock.

(2)	The number of shares of common stock is based upon Amendment No. 2 to the Schedule 13G dated February 14, 2007, filed by Harris Associates L.P., an investment adviser, and its general partner, Harris Associates Inc., with respect to our Series A common stock. Harris Associates is deemed to be the beneficial owner of 26,937,050 shares of our Series A common stock, as a result of acting as investment adviser. The Schedule 13G reflects that Harris Associates has shared voting power over 26,937,050 shares of our Series A common stock.

(3)	The number of shares of common stock is based upon Amendment No. 1 to the Schedule 13G dated February 9, 2007, filed by Capital Research and Management Company with respect to our Series A common stock. Capital Research, an investment adviser, is deemed to be the beneficial owner of 17,975,680 shares of our Series A common stock, as a result of acting as investment adviser to various investment companies, but disclaims beneficial ownership pursuant to Rule 13d-4. The Schedule 13G reflects that Capital Research has sole voting power over 12,431,180 shares of our Series A common stock.

(4)	The number of shares of common stock is based upon the Schedule 13G dated February 13, 2007, filed by T. Rowe Price Associates, Inc., an investment adviser, with respect to our Series A common stock. T. Rowe Price is deemed to be the beneficial owner of 16,159,366 shares of our Series A common stock. The Schedule 13G reflects that T. Rowe Price has sole voting power over 2,135,435 shares of our Series A common stock.

Security Ownership of Management

The following table sets forth information with respect to the ownership by each of our directors and each of our named executive officers, and by all of our directors and executive officers as a group, of shares of our Series A and our Series B common stock.

The security ownership information is given as of January 31, 2007 and, in the case of percentage ownership information, is based upon 268,197,601 shares of our Series A common stock and 12,025,078 shares of our Series B common stock outstanding on such date.

Shares of common stock issuable upon exercise or conversion of options, warrants and convertible securities that were exercisable or convertible on or within 60 days after January 31, 2007, are deemed to be outstanding and to be beneficially owned by the person holding the options, warrants or convertible securities for the purpose of computing the percentage ownership of the person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. For purposes of the following presentation, beneficial ownership of shares of our Series B common stock, though convertible on a one-for-one basis into shares of our Series A common stock, is reported as beneficial ownership of our Series B common stock only, and not as beneficial ownership of our Series A common stock, but the voting power of the Series A common stock and Series B common stock have been aggregated. So far as is known to us, the persons indicated below have sole voting power with respect to the shares indicated as owned by them, except as otherwise stated in the notes to the table.

		Amount and Nature of		Percent of	Voting
Name of Beneficial Owner	Title of Class	Beneficial Ownership		Class	Power
		(In thousands)

John C. Malone	Series A	3,628	(1)(2)(3)(4)	1.4%	30.7%
	Series B	11,936	(1)(4)	90.2%
Robert R. Bennett	Series A	581	(2)(4)(5)	*	4.3%
	Series B	1,668	(4)(5)	12.2%
Paul A. Gould	Series A	192	(4)	*	1.0%
	Series B	174		1.5%
M. LaVoy Robison	Series A	4	(4)	*	*
	Series B	—
J. David Wargo	Series A	10	(4)(6)	*	*
	Series B	—
David J.A. Flowers	Series A	212	(2)(4)	*	*
	Series B	—
Albert E. Rosenthaler	Series A	77	(2)(4)	*	*
	Series B	—
Christopher W. Shean	Series A	60	(2)(4)	*	*
	Series B	—
Charles Y. Tanabe	Series A	251	(2)(4)(7)	*	*
	Series B	—
All directors and executive officers as a Group (9 persons)	Series A	5,014	(2)(4)(5)(6)(8)	1.9%	34.2%
	Series B	13,778	(4)(5)(8)	92.5%

*	Less than one percent

(1)	Includes 314,317 shares of our Series A common stock and 340,943 shares of our Series B common stock held by Mr. Malone’s wife, Mrs. Leslie Malone, as to which shares Mr. Malone has disclaimed beneficial ownership.

(2)	Includes shares of our Series A common stock held by the Liberty 401(k) Savings Plan as follows:

John C. Malone	75,769
Robert R. Bennett	2,855
David J.A. Flowers	1,302
Albert E. Rosenthaler	597
Christopher W. Shean	1,262
Charles Y. Tanabe	701

(3)	Includes 330 and 1,721,588 shares of our Series A common stock held by two trusts with respect to which Mr. Malone is the sole trustee and, with his wife, retains a unitrust interest in the trust.

(4)	Includes beneficial ownership of shares that may be acquired upon exercise of stock options exercisable within 60 days after January 31, 2007. Messrs. Malone and Bennett have the right to convert the options to purchase shares of our Series B common stock into options to purchase shares of our Series A common stock.

	Series A	Series B

John C. Malone	6,666	1,208,534
Robert R. Bennett	202,564	1,667,985
Paul A. Gould	4,175	—
M. LaVoy Robison	3,300	—
J. David Wargo	1,048	—
David J.A. Flowers	169,686	—
Albert E. Rosenthaler	76,280	—
Christopher W. Shean	58,845	—
Charles Y. Tanabe	220,915	—

(5)	Includes 124,659 shares of our Series A common stock and 40 shares of our Series B common stock owned by Hilltop Investments, Inc., which is jointly owned by Mr. Bennett and his wife, Mrs. Deborah Bennett.

(6)	Includes 3,137 shares of our Series A common stock held in various accounts managed by Mr. Wargo, as to which shares Mr. Wargo has disclaimed beneficial ownership.

(7)	Includes 306 shares of our Series A common stock held by Mr. Tanabe’s wife, Arlene Bobrow, as to which shares Mr. Tanabe has disclaimed beneficial ownership.

(8)	Includes 314,623 shares of our Series A common stock and 340,943 shares of our Series B common stock held by relatives of certain directors and executive officers, as to which shares beneficial ownership by such directors and executive officers has been disclaimed.

Change of Control

We know of no arrangements, including any pledge by any person of our securities, the operation of which may at a subsequent date result in a change in control of our company.

PROPOSALS BY OUR BOARD

The following proposals will be presented at the annual meeting by the board of directors.

PROPOSAL 1 — THE ELECTION OF DIRECTORS PROPOSAL

Board of Directors

The board of directors currently consists of five directors, divided among three classes. Our Class II directors, whose term will expire at the annual meeting, are Paul A. Gould and M. LaVoy Robison. Mr. Gould and Mr. Robison are nominated for re-election to our board to continue to serve as Class II directors, and we have been informed that they are willing to continue to serve as directors of our company. The term of the Class II directors who are elected at the annual meeting will expire at the annual meeting of our stockholders in the year 2010. Our Class III directors, whose terms will expire at the annual meeting of our stockholders in the year 2008, are Robert R. Bennett and John C. Malone. Our Class I director, whose term will expire at the annual meeting of our stockholders in the year 2009, is J. David Wargo. The directors of each class will hold office until their respective death, resignation or removal and until their respective successors are elected and qualified.

If any nominee should decline re-election or should become unable to serve as a director of our company for any reason before the annual meeting, votes in favor of that nominee will be cast for a substitute nominee, if any, designated by the board of directors, or, if none is so designated prior to the election, votes will be cast according to the judgment of the person or persons voting the proxy.

The following lists the nominees for re-election as directors and the three directors of our company whose terms of office will continue after the annual meeting, including the birth date of each person, the positions with our company or principal occupation of each person, certain other directorships held and the year each person became a director of our company. The number of shares of our common stock beneficially owned by each nominee or director, as of January 31, 2007, is set forth in this proxy statement under the caption “Security Ownership of Certain Beneficial Owners and Management — Security Ownership of Management.” When we refer to Liberty, we mean Liberty Media Corporation and its predecessors unless the context otherwise requires.

Nominees for Election as Director

Paul A. Gould:  Born September 27, 1945. A director of our company since May 2005. Mr. Gould has served as a Managing Director and Executive Vice President of Allen & Company Incorporated, an investment banking services company, for more than the last five years. Mr. Gould is a director of Liberty, Ampco-Pittsburgh Corporation and Liberty Global, Inc. (“Liberty Global”).

M. LaVoy Robison.  Born September 6, 1935. A director of our company since May 2005. Mr. Robison has been executive director and a board member of The Anschutz Foundation (a private foundation) since January 1998. Mr. Robison is a director of Liberty.

Directors Whose Terms Expire in 2008

Robert R. Bennett:  Born April 19, 1958. President of our company since March 2005, and a director of our company since May 2005. Mr. Bennett served as President of Liberty from April 1997 to February 2006 and as Chief Executive Officer of Liberty from April 1997 to August 2005. Mr. Bennett has held various executive positions since Liberty’s inception in 1990. Mr. Bennett is a director of Liberty and Sprint Nextel Corporation.

John C. Malone:  Born March 7, 1941. Chief Executive Officer and Chairman of the Board of our company since March 2005, and a director of our company since May 2005. Mr. Malone has served as Chairman of the Board and a director of Liberty since 1990. Mr. Malone served as Chairman of the Board of Tele-Communications, Inc. (“TCI”) from November 1996 to March 1999; and Chief Executive Officer of TCI from January 1994 to March 1999. Mr. Malone is Chairman of the Board of Liberty Global and a director of The Bank of New York, IAC/InterActiveCorp and Expedia, Inc.

Director Whose Term Expires in 2009

J. David Wargo:  Born October 1, 1953. A director of our company since May 2005. Mr. Wargo has served as President of Wargo & Company, Inc., a private investment company specializing in the communications industry, since January 1993. Mr. Wargo is a director of Strayer Education, Inc., OpenTV Corp. and Liberty Global.

Vote and Recommendation

A plurality of the affirmative votes of the shares of our common stock outstanding on the record date, voting together as a single class, that are voted in person or by proxy at the annual meeting is required to elect Mr. Paul A. Gould and Mr. M. LaVoy Robison as Class II directors of our board of directors.

Our board of directors recommends a vote “FOR” the election of the nominees to our board of directors.

PROPOSAL 2 — THE AUDITORS RATIFICATION PROPOSAL

We are asking our stockholders to ratify the selection of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2007.

Even if the selection of KPMG LLP is ratified, the audit committee of our board in its discretion may direct the appointment of a different independent accounting firm at any time during the year if our audit committee determines that such a change would be in the best interests of our company and our stockholders. In the event our stockholders fail to ratify the selection of KPMG LLP, our audit committee will consider it as a direction to select other auditors for the year ending December 31, 2008.

A representative of KPMG LLP is expected to be present at the annual meeting, will have the opportunity to make a statement if that representative so desires and will be available to respond to appropriate questions.

Audit Fees and All Other Fees

The following table presents fees for professional audit services rendered by KPMG LLP for the audit of our annual financial statements, including our consolidated subsidiaries, for 2006, and fees billed for other services rendered by KPMG LLP:

	2006	2005

Audit fees	$2,044,000	830,000
Audit related fees(1)	152,000	15,000

Audit and audit related fees	2,196,000	845,000
Tax fees(2)	283,000	200,000

Total fees	$2,479,000	1,045,000

(1)	Audit related fees include fees incurred for due diligence related to potential business combinations and audits of financial statements of certain employee benefits plans.

(2)	Tax fees consisted of tax compliance and consultations regarding the tax implications of certain transactions.

Our audit committee has considered whether the provision of services by KPMG LLP to our company other than auditing is compatible with KPMG LLP maintaining its independence and does not believe that the provision of such other services is incompatible with KPMG LLP maintaining its independence.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditor

On November 2, 2006, our audit committee amended and restated its policy regarding the pre-approval of all audit and permissible non-audit services provided by our independent auditor. Pursuant to this policy, our audit committee has approved the engagement of our independent auditor to provide the following services (all of which we collectively refer to as “pre-approved services”):

•	audit services as specified in the policy, including (i) financial audits of our company and our subsidiaries, (ii) services associated with our periodic reports, registration statements and other documents filed or issued in connection with a securities offering (including comfort letters and consents), (iii) attestations of our management’s reports on internal controls and (iv) consultations with management as to accounting or reporting of transactions;

•	audit related services as specified in the policy, including (i) due diligence services, (ii) financial audits of employee benefit plans, (iii) attestation services not required by statute or regulation, (iv) certain audits incremental to the audit of our consolidated financial statements and (v) closing balance sheet audits related to dispositions; and

•	tax services as specified in the policy, including federal, state, local and international tax planning, compliance and review services, and tax due diligence and advice regarding mergers and acquisitions.

Notwithstanding the foregoing general pre-approval, any individual project involving the provision of pre-approved services that is expected to result in fees in excess of $40,000 requires the specific pre-approval of our audit committee. In addition, any engagement of our independent auditors for services other than the pre-approved services requires the specific approval of our audit committee. Our audit committee has delegated the authority for the foregoing approvals to the chairman of the audit committee, subject to his subsequent disclosure to the entire audit committee of the granting of any such approval. M. LaVoy Robison currently serves as the chairman of our audit committee.

Our pre-approval policy prohibits the engagement of our independent auditor to provide any services that are subject to the prohibition imposed by Section 201 of the Sarbanes-Oxley Act.

All services provided by our independent auditor during 2006 were approved in accordance with the terms of the policy.

Vote and Recommendation

The affirmative vote of the holders of a majority of the aggregate voting power of the shares of our Series A common stock and Series B common stock entitled to vote that are present, in person or by proxy, at the annual meeting, voting together as a single class, is required to ratify the selection of KPMG LLP as our independent auditors for the year ending December 31, 2007.

Our board of directors recommends a vote “FOR” the ratification of the selection of KPMG LLP as our independent auditors for the year ending December 31, 2007.

CONCERNING MANAGEMENT

Executive Officers

The following lists the executive officers of our company (other than those who also serve as a director and who are listed under “Proposal 1 — The Election of Directors Proposal”), their birth dates and a description of their business experience, including positions held with our company. Each of our executive officers is also an employee of Liberty Media Corporation (Liberty), and each of them provides their services to us under the terms of a services agreement between us and Liberty described under “Executive Compensation — Compensation Discussion and Analysis.” When we refer to Liberty, we mean Liberty Media Corporation and its predecessors unless the context otherwise requires.

Name	Position

David J.A. Flowers Born May 17, 1954	Senior Vice President and Treasurer of our company since March 2005. Mr. Flowers has served as Senior Vice President of Liberty since October 2000 and Treasurer of Liberty since April 1997. Mr. Flowers served as a Vice President of Liberty from June 1995 to October 2000.
Albert E. Rosenthaler Born August 29, 1959	Senior Vice President of our company since March 2005. Mr. Rosenthaler has served as a Senior Vice President of Liberty since April 2002. Prior to joining Liberty, Mr. Rosenthaler was a tax partner in the accounting firm of Arthur Andersen LLP for more than five years.
Christopher W. Shean Born July 16, 1965	Senior Vice President and Controller of our company since March 2005. Mr. Shean has served as Senior Vice President of Liberty since January 2002 and Controller of Liberty since October 2000. Mr. Shean served as a Vice President of Liberty from October 2000 to January 2002.
Charles Y. Tanabe Born November 27, 1951	Senior Vice President, General Counsel and Secretary of our company since March 2005. Mr. Tanabe has served as Secretary of Liberty since April 2001, Executive Vice President of Liberty since January 2007, a Senior Vice President of Liberty from January 1999 to December 2006 and General Counsel of Liberty since January 1999. Mr. Tanabe is a director of FUN Technologies, Inc.

The executive officers named above will serve in such capacities until the next annual meeting of our board of directors, or until their respective successors have been duly elected and have been qualified, or until their earlier death, resignation, disqualification or removal from office.

There is no family relationship among any of our executive officers or directors, by blood, marriage or adoption.

During the past five years, none of the above persons has had any involvement in such legal proceedings as would be material to an evaluation of his or her ability or integrity.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers and directors, and persons who own more than ten percent of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than ten-percent shareholders are required by SEC regulation to furnish us with copies of all Section 16 forms they file.

Based solely on a review of the copies of the Forms 3, 4 and 5 and amendments to those forms furnished to us with respect to our most recent fiscal year, or written representations that no Forms 5 were required, we believe that, during the year ended December 31, 2006, all Section 16(a) filing requirements applicable to our officers, directors and greater than ten-percent beneficial owners were complied with.

Code of Ethics

We have adopted a code of business conduct and ethics that applies to all of our employees, directors and officers. Our code of business conduct and ethics constitutes our “code of ethics” within the meaning of Section 406 of the Sarbanes-Oxley Act and our “code of conduct” within the meaning of the Nasdaq Stock Market rules. Our code of business conduct and ethics is available on our website at www.discoveryholding.com.

Director Independence

It is our policy that a majority of the members of our board of directors be independent of our management. For a director to be deemed independent, our board of directors must affirmatively determine that the director has no direct or indirect material relationship with our company. To assist our board of directors in determining which of our directors qualify as independent for purposes of the NASDAQ Stock Market listing standards as well as applicable rules and regulations adopted by the SEC, we developed categorical standards of director independence, which we refer to as our criteria for director independence. Under these criteria, a director will be deemed independent if such director:

•	is not an employee or member of our management or the management of any of our subsidiaries;

•	has no material relationship with us (either directly or as a partner, stockholder or officer of an organization that has a relationship with us); for this purpose material relationships can, for example, include commercial, industrial, banking, consulting, legal, accounting, charitable and familial relationships;

•	has no other relationship with us or our subsidiaries that would interfere with the exercise of independent judgment as a director; and

•	does not accept any consulting, advisory or other compensatory fee from us, except fees received for services as a director (including fees for serving on a committee of our board of directors).

In addition, under these criteria, a director will not be deemed independent if such director:

•	is, or, during the three years preceding the determination date (which period of three years we refer to as the determination period), was employed by us or any of our subsidiaries, or has a family member who is or was during the determination period an executive officer of us or any of our subsidiaries;

•	is, or has an immediate family member who is, an executive officer, partner or controlling shareholder of an organization that made payments to or received payments from us for property or services in the current or any of the past three fiscal years, in an amount which exceeded the greater of $200,000 or 5% of the recipient’s consolidated gross revenues for that year, other than payments solely from investments in our securities or payments under non-discretionary charitable contribution matching programs;

•	received, or has an immediate family member who received, any payment in excess of $60,000 from us or any of our subsidiaries during any period of twelve consecutive months within the determination period, other than (a) director and committee fees, (b) payments arising solely from investments in our securities, (c) compensation to an immediate family member who is a non-executive employee of our company or any of our subsidiaries, (d) benefits under a tax-qualified retirement plan, (e) non-discretionary compensation, or (f) certain permitted loans;

•	is, or has an immediate family member who is, a current partner of the external auditor of our company or any of our subsidiaries or was a partner or employee with the external auditor of our company or any of our subsidiaries who worked on the audit of our company or any of our subsidiaries at any time during the determination period; or

•	is, or during the determination period was, or has a family member who is, or during the determination period was, employed as an executive officer by a company as to which an executive officer of our company serves, or during the determination period served, as a director and member of the compensation committee of such other company.

Our criteria for director independence can be found, in its entirety, on our website at www.discoveryholding.com. In accordance with these criteria, our board of directors has determined that each of Paul A. Gould, M. LaVoy Robison and J. David Wargo qualifies as an independent director of our company. In connection with the determination of Mr. Gould’s independence, our board considered that Mr. Gould is a Managing Director and Executive Vice President of Allen & Company and that Allen & Company has been retained by our company with respect to a proposed transaction between Discovery Communications, Inc. and Cox Communications, Inc. pursuant to which Cox will exchange all of the shares of Discovery Communications that Cox owns for certain assets of Discovery. Upon consummation of this transaction, our company will pay Allen & Company a negotiated advisory fee pursuant to the engagement letter between us and Allen & Company.

Committees of the Board of Directors

Executive Committee

Our board of directors has established an executive committee, whose members are Robert R. Bennett, Paul A. Gould and John C. Malone. Except as specifically prohibited by the General Corporation Law of the State of Delaware, the executive committee may exercise all the powers and authority of our board of directors in the management of our business and affairs, including the power and authority to authorize the issuance of shares of our capital stock.

Compensation Committee

Our board of directors has established a compensation committee, whose members are Paul A. Gould, M. LaVoy Robison and J. David Wargo. See “— Director Independence” above. The compensation committee reviews and makes recommendations to our board of directors regarding all forms of compensation provided to our executive officers and directors. In addition, the compensation committee reviews and makes recommendations on bonus and stock compensation arrangements for all of our employees and has responsibility for the administration of our incentive plan. The compensation committee also reviews, evaluates and approves, on a semi-annual basis, the allocation of costs and expenses made by Liberty for services rendered to us by our named executive officers under the services agreement between us and Liberty. For a description of the services agreement and our process for determining the propriety of the cost and expense allocations for our named executive officers thereunder, see “Executive Compensation — Compensation Discussion and Analysis.”

Our board of directors has adopted a written charter for the compensation committee, which is available on our website at www.discoveryholding.com.

Compensation Committee Report.  The compensation committee has reviewed and discussed with our management the “Compensation Discussion and Analysis” included under “Executive Compensation” below. Based on such review and discussions, the compensation committee recommended to our board of directors that the “Compensation Discussion and Analysis” be included in this proxy statement.

Submitted by the Members of the Compensation Committee:

Paul A. Gould
M. LaVoy Robison
J. David Wargo

Compensation Committee Interlocks and Insider Participation in Compensation Decisions

The members of our compensation committee are Paul A. Gould, M. LaVoy Robison and J. David Wargo. No member of our compensation committee is a current or former officer or, during 2006 an employee, of our company or any of our subsidiaries. No interlocking relationship exists between our board and its compensation committee and the board of directors or compensation committee of any other company.

Audit Committee

Our board of directors has established an audit committee, whose members are Mr. Gould, Mr. Robison and Mr. Wargo. See “— Director Independence” above. In addition, our board of directors has determined that M. LaVoy Robison qualifies as an “audit committee financial expert” under applicable rules and regulations adopted by the SEC. The audit committee reviews and monitors the corporate financial reporting and the internal and external audits of our company. The committee’s functions include, among other things:

•	appointing or replacing our independent auditors;

•	reviewing and approving in advance the scope of and fees for our annual audit and reviewing the results of our audits with our independent auditors;

•	reviewing and approving in advance the scope of and the fees for non-audit services of our independent auditors;

•	reviewing audited financial statements with our management and independent auditors and making recommendations regarding inclusion of such audited financial statements in certain of our public filings;

•	overseeing the performance of services by our independent auditors, including holding quarterly meetings to review the quarterly reports of our independent auditors, discussing with our independent auditors issues regarding the ability of our independent auditors to perform such services, obtaining, annually, a letter from our independent auditors addressing certain internal quality-control issues, reviewing with our independent auditors any audit-related problems or difficulties and the response of our management , and addressing other general oversight issues;

•	reviewing compliance with and the adequacy of our existing major accounting and financial reporting policies;

•	overseeing the implementation and maintenance of an internal audit function, discussing with our independent auditors and our management the internal audit function’s responsibilities, budget and staff, periodically reviewing with our independent auditors the results and findings of the internal audit function and coordinating with our management to ensure that the issues associated with such results and findings are addressed;

•	reviewing and overseeing compliance with, and establishing procedures for the treatment of alleged violations of, applicable securities laws, SEC and Nasdaq Stock Market rules regarding audit committees and the code of business conduct and ethics adopted by our board of directors; and

•	preparing a report for our annual proxy statement.

Our board of directors has adopted a written charter for the audit committee, which is available on our website at www.discoveryholding.com.

Audit Committee Report.  Each member of the audit committee is an independent director as determined by the board of directors of Discovery Holding Company, based on the rules of the Nasdaq Stock Market and the criteria of director independence adopted by the board. Each member of the audit committee also satisfies the SEC’s independence requirements for members of audit committees. M. LaVoy Robison is Discovery Holding Company’s “audit committee financial expert” under applicable SEC rules and regulations.

The audit committee reviews Discovery Holding Company’s financial reporting process on behalf of the board of directors. KPMG LLP, Discovery Holding Company’s independent auditor for 2006, is responsible for expressing opinions on the conformity of Discovery Holding Company’s audited consolidated financial statements with U.S. generally accepted accounting principles.

The audit committee has reviewed and discussed with management and KPMG Discovery Holding Company’s most recent audited consolidated financial statements. The audit committee has also discussed with KPMG the matters required to be discussed by the Statement on Auditing Standards No. 61, Communication with Audit Committees, as modified or supplemented, including that firm’s judgment about the quality of Discovery Holding Company’s accounting principles, as applied in its financial reporting.

KPMG has provided the audit committee with the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as modified or supplemented, and the audit committee has discussed with KPMG that firm’s independence from Discovery Holding Company and its subsidiaries.

Based on the reviews, discussions and other considerations referred to above, the audit committee recommended to the board of directors of Discovery Holding Company that the audited financial statements be included in Discovery Holding Company’s Annual Report on Form 10-K for the year ended December 31, 2006, filed on February 28, 2007 with the SEC.

Submitted by the Members of the Audit Committee:

Paul A. Gould
M. LaVoy Robison
J. David Wargo

Absence of a Nominating Committee

We do not have a standing nominating committee. The board as a whole performs the functions of a nominating committee for purposes of the annual selection of nominees for the election of directors. We believe a nominating committee is not necessary because the board as a whole is familiar with the industries in which our company operates and is knowledgeable regarding the selection of directors. In addition, a majority of our directors are considered independent directors within the meaning of the applicable rules of the Nasdaq Stock Market. The board does not have a charter or other written guidelines for its nominating process. While the board will consider nominees recommended by stockholders, it has not actively solicited such recommendations, nor has it to date established any director nominee criteria or stockholder nominee procedures. The board has historically selected nominees based on their business, financial, accounting or other relevant expertise, their prior experience in the industries in which our company operates and their involvement with our company.

Other

The board, by resolution, may from time to time establish certain other committees of the board, consisting of one or more of our directors. Any committee so established will have the powers delegated to it by resolution of the board, subject to applicable law.

Board Meetings

During 2007, there were 4 meetings of our full board of directors, 2 meetings of our compensation committee, 5 meetings of our audit committee and 1 meeting of our executive committee.

Director Attendance at Annual Meetings

Our board of directors encourages all members of the board to attend each annual meeting of the company’s stockholders. All of our board members attended our 2006 annual meeting of stockholders, other than Paul A. Gould.

Stockholder Communication with Directors

Our stockholders may send communications to our board of directors or to individual directors by mail addressed to the Board of Directors or to an individual director c/o Discovery Holding Company, 12300 Liberty Boulevard, Englewood, Colorado 80112. Communications from stockholders will be forwarded to our directors on a timely basis.

Executive Sessions

The independent directors of our company held one executive session without the participation of management during 2006.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Services Agreement with Liberty

Our Chief Executive Officer is John C. Malone, our President is Robert R. Bennett, our principal financial officer is David J.A. Flowers and our three other most highly compensated executive officers for 2006 are Charles Y. Tanabe, Albert R. Rosenthaler and Christopher W. Shean. We collectively refer to these persons as the named executive officers. All of the named executive officers are also executive officers or employees of Liberty.

We were formerly a wholly owned subsidiary of Liberty. In July 2005, Liberty distributed to its stockholders all of our shares in tax-free spinoff (spinoff). Prior to the spinoff, the named executive officers were the persons primarily responsible for managing and making policy decisions for our business. In connection with the spinoff, we entered into a services agreement with Liberty pursuant to which Liberty agreed to make available to us the services of certain personnel, including the named executive officers. Each of the named executive officers is compensated by Liberty as an executive officer or employee of that company, and is not directly compensated by us. Rather, pursuant to the services agreement we pay to Liberty an allocated portion of the salary and fringe benefits paid by Liberty to the named executive officers. We understand that in making its compensation decisions, the compensation committee of the Liberty board of directors does not take into account the services provided by any of the named executive officers to our company. Accordingly, we do not pay any portion of the incentive compensation paid by Liberty to the named executive officers.

When we entered into the services agreement with Liberty, we agreed to a scheduled estimate of the annual allocation of employee costs and expenses for the named executive officers (and others) for calendar year 2005, which was based on the percentage of their respective work hours it was anticipated they would spend on our business. Pursuant to the services agreement, we and Liberty reevaluate the appropriateness of the allocation schedule on a semi-annual basis to make appropriate adjustments. The allocation for each of the named executive officers for a particular period is evaluated based on discussions with that named executive officer and after an analysis of the business demands expected to be made on him by our company for that period. We then discuss the proposed allocation with our compensation committee.

The annual allocations for each of the named executive officers in 2006 were as follows: Mr. Malone: 15%; Mr. Bennett: 75%; Mr. Flowers: 5%; Mr. Rosenthaler: 7.5%, Mr. Shean: 20% and Mr. Tanabe: 20%. These allocations resulted in payments to Liberty for the services of the named executive officers in the amounts set forth in the Summary Compensation Table below.

The services agreement is renewed automatically each year for successive one-year periods, unless earlier terminated (1) by us at any time on at least 30 days’ prior written notice, (2) by Liberty at the end of any renewal term, upon at least 180 days’ prior notice, (3) by Liberty upon written notice to our company, following certain changes in control of our company or our company being the subject of certain bankruptcy or insolvency-related events or (4) by us upon written notice to Liberty, following certain changes in control of Liberty or Liberty being the subject of certain bankruptcy or insolvency-related events.

The compensation committee has determined that utilizing the services agreement with Liberty to obtain and pay for the services of the named executive officers enables our company to obtain the services of highly-qualified individuals who are knowledgeable about our business for less than the amount our company would be required to pay full time executive officers with similar capabilities and responsibilities.

Equity Incentive Compensation.

In connection with our spinoff from Liberty, our board of directors adopted the Discovery Holding Company 2005 Incentive Plan, which we refer to as the incentive plan. Our incentive plan provides for the grant of a variety of incentive awards, including stock options, restricted shares, stock appreciation rights and performance awards (collectively, awards). The incentive plan is administered by the compensation committee of our board of directors. No awards were granted by the compensation committee under the incentive plan in 2006.

The only awards made to date have been in connection with our spinoff from Liberty, which were made pursuant to the terms of a reorganization agreement we entered into with Liberty at that time. In accordance with the reorganization agreement, each outstanding Liberty stock option and stock appreciation right held by the named executive officers was divided into an option to purchase a number of shares of the same series of our common stock as the series of Liberty common stock for which the outstanding Liberty award was exercisable equal to 0.10 times the number of shares for which the Liberty award was exercisable (a DHC spinoff option) and an adjusted option or stock appreciation right, as applicable, with respect to shares of Liberty common stock equal to the same series and number of shares of Liberty common stock for which the Liberty award was exercisable (an adjusted Liberty award). The exercise price or base price of each Liberty award was allocated between the DHC spinoff option and the adjusted Liberty award. We believe that the DHC spinoff options will help to align the interests of the named executive officers with those of our stockholders and help motivate them to increase the value of our company for our shareholders.

Our compensation committee expects to grant future awards under the incentive plan in those circumstances in which either (i) the award will help better align the interests of a recipient with those of our stockholders and help motivate the recipient to increase the value of our company for our shareholders or (ii) the award will assist our company in attracting key employees. Although the compensation committee has not adopted a formal policy in this regard, the compensation committee does not intend to award equity or equity-linked awards under the incentive plan at a time when our board of directors is in possession of undisclosed, material information that can reasonably be expected to cause increased trading in our stock.

Employment Contracts, Termination of Employment and Change in Control Arrangements

We have no employment contracts, termination of employment agreements or change of control agreements with any of our named executive officers. However, under the terms of the services agreement if Liberty terminates any of the named executive officers who devoted 50% or more of his time to providing services to our company over the one-year period preceding such termination (the look-back period), a portion of any severance payments payable to that officer by Liberty will be allocated to us. The amount allocated to our company will be based upon the percentage determined by dividing the total number of months in which such executive devoted 50% or more of his time providing services to our company under the services agreement by the total number of months that he was employed by Liberty or its predecessors, to the extent taken into account for purposes of determining the severance payment payable to that executive (or using such other basis upon which the amount of the severance payment is determined to be payable to that executive), multiplied by the percentage of the executive’s time devoted to providing services to our company during the look-back period.

In addition, under our incentive plan following a change of control of our company all awards granted thereunder will fully vest, unless the compensation committee determines otherwise and effective provision is made to substitute new, equivalent awards of any successor company.

Summary Compensation Table

Name and				All Other
Principal Position	Year	Salary(1)	Option Awards(2)	Compensation(3)	Total

John C. Malone	2006	$390	$355,303	$75,000	$430,693
Chief Executive Officer and Chairman of the Board (principal executive officer)
Robert R. Bennett	2006	$468,750	—	—	$468,750
President
David J.A. Flowers	2006	$28,750	$88,850	—	$117,600
Senior Vice President and Treasurer (principal financial officer)
Albert E. Rosenthaler	2006	$43,125	$119,208	—	$162,333
Senior Vice President
Christopher W. Shean	2006	$115,000	$82,647	—	$197,647
Senior Vice President and Controller (principal accounting officer)
Charles Y. Tanabe	2006	$143,000	$93,770	—	$236,770
Senior Vice President, General Counsel and Secretary

(1)	During 2006, each of our named executive officers was also an executive officer of Liberty. Pursuant to a services agreement between our company and Liberty, Liberty allocates a portion of the compensation it pays to our named executive officers to us as described above in “Compensation Discussion and Analysis.” In addition to the salary amount for each named executive officer included in the table, Liberty allocates to us an amount for employee benefits equal to 15% of the allocated amount of the salary that is allocated to us for that executive officer. The amounts in the table represent amounts allocated to us by Liberty for the year ended December 31, 2006.

(2)	The dollar amounts recognized for financial statement reporting purposes have been calculated in accordance with FAS 123R. For a description of the assumptions applied in these calculations, see Note 3 to our consolidated financial statements for the year ended December 31, 2006 (which are included in our Annual Report on Form 10-K as filed with the SEC on February 28, 2007).

(3)	Reflects an allocated portion of reimbursements and other perquisites that Liberty provided to Mr. Malone during 2006 and that Liberty charged to us under the Services Agreement.

Outstanding Equity Awards at Fiscal Year-End

The following table contains information regarding unexercised options and unvested shares of our common stock, which were outstanding as of December 31, 2006 and held by the named executive officers.

	Option awards
	Number of securities	Number of securities
	underlying unexercised	underlying unexercised	Option	Option
Name	options-Exercisable	options-Unexercisable	exercise price	expiration date

John C. Malone
Series A	6,666	13,334	$14.67	6/14/15
Series B	1,148,540	—	$19.06	2/28/11
	60,000	120,000	$15.91	6/14/15
Robert R. Bennett
Series A	2,564	—	$31.61	7/11/07
	100,000	—	$13.00	7/31/13
	100,000	—	$11.84	8/6/14
Series B	1,667,985	—	$19.06	2/28/11
David J.A. Flowers
Series A	147,686	—	$17.54	2/28/11
	12,000	8,000	$13.00	7/31/13
	10,000	15,000	$11.84	8/6/14
Albert E. Rosenthaler
Series A	38,460	12,820	$14.74	4/1/12
	15,000	10,000	$13.00	7/31/13
	10,000	15,000	$11.84	8/6/14
Christopher W. Shean
Series A	28,204	—	$17.54	9/21/10
	5,641	—	$17.54	2/28/11
	15,000	10,000	$13.00	7/31/13
	9,000	15,000	$11.84	8/6/14
Charles Y. Tanabe
Series A	196,915	—	$17.54	2/28/11
	15,000	10,000	$13.00	7/31/13
	9,000	13,500	$11.84	8/6/14

Director Compensation Table

	Fees Earned	Option
Name(1)	or Paid in Cash(2)	Awards(3),(4)	Total

Paul A. Gould	$65,000	$29,813	$94,813
M. LaVoy Robison	$80,000	$29,813	$109,813
J. David Wargo	$65,000	$29,813	$94,813

(1)	John C. Malone and Robert R. Bennett, each of whom is a director of our company and a named executive officer, received no compensation for serving as directors of our company during 2006.

(2)	Each of our directors who is not an officer or employee of our company is paid a retainer of $50,000 per year, payable quarterly in arrears, plus a fee of $1,000 for each board meeting he attends. In addition, the chairman and each other member of the audit committee of our board of directors is paid a fee of $5,000 and $2,000, respectively, for each audit committee meeting he attends. Each member of the executive committee and the compensation committee who is not an employee of our company receives a fee of $1,000 for each committee meeting he attends. Fees to our directors are payable in cash. In addition, we reimburse members of our board for travel expenses incurred to attend any meetings of our board or any committee thereof.

(3)	The dollar amounts recognized for financial statement purposes have been calculated in accordance with FAS 123R. For a description of the assumptions applied in these calculations, see Note 12 to our consolidated financial statements for the year ended December 31, 2006 (which are included in our Annual Report on Form 10-K as filed with the SEC on February 28, 2007).

(4)	Pursuant to the Discovery Holding Company 2005 Nonemployee Director Incentive Plan, on May 4, 2006, our board of directors granted each of the nonemployee directors options to purchase 10,000 shares of our Series A common stock at an exercise price equal to $14.48, which was the closing price of our Series A common stock on the grant date. The director options received by each director had a grant date fair value of $29,813. The director options will become exercisable on May 4, 2007, or on such earlier date that the grantee ceases to be a director because of death or disability, and will terminate without becoming exercisable if the grantee resigns or is removed from the board before May 4, 2007. The director options will, upon becoming exercisable, be exercisable until May 4, 2016, or, if earlier, until the first business day following the first anniversary of the date the grantee ceases to be a director (or, if the grantee dies within that period, until the first business day following the expiration of the one-year period beginning on the date of the grantee’s death).

EQUITY COMPENSATION PLANS

Securities Authorized for Issuance under Equity Compensation Plans

The following table sets forth information as of December 31, 2006, with respect to shares of our common stock authorized for issuance under our equity compensation plans.

EQUITY COMPENSATION PLAN INFORMATION

			Number of
	Number of		securities available
	securities to be		for future issuance
	issued upon	Weighted average	under equity
	exercise of	exercise price of	compensation plans
	outstanding	outstanding	(excluding securities
	options, warrants	options, warrants	reflected in the
Plan Category	and rights	and rights	first column)

Equity compensation plans approved by security holders:
Discovery Holding Company 2005 Incentive Plan:
Series A common stock	—	$—	10,000,000	(1)
Series B common stock	—	$—	—
Discovery Holding Company 2005 Nonemployee Director Incentive Plan
Series A common stock	30,000	$14.48	4,970,000	(1)
Series B common stock	—	$—	—
Discovery Holding Company Transitional Stock Adjustment Plan(2)
Series A common stock	1,913,804	$15.47	—
Series B common stock	2,996,525	$18.87	—
Equity compensation plans not approved by security holders — None	—	—	—

Total	4,940,329	$17.53	14,970,000

(1)	Each plan permits grants of, or with respect to, shares of our Series A common stock or Series B common stock subject to a single aggregate limit.

(2)	The transitional plan was adopted in connection with our spin off from Liberty to provide for the supplemental award of options to purchase shares of our common stock and restricted shares of our Series A common stock, in each case, pursuant to adjustments made to Liberty stock incentive awards in accordance with the anti-dilution provisions of Liberty’s stock incentive plans.

STOCKHOLDER PROPOSALS

This proxy statement relates to our annual meeting of stockholders for the calendar year 2007, which will take place on May 1, 2007. We currently expect that our annual meeting of stockholders for the calendar year 2008 will be held during the second quarter of 2008. In order to be eligible for inclusion in our proxy materials for the 2008 annual meeting, any stockholder proposal must be submitted in writing to our Corporate Secretary and received at our executive offices at 12300 Liberty Boulevard, Englewood, Colorado 80112, by the close of business on December 3, 2007 or such later date as we may determine and announce in connection with the actual scheduling of the annual meeting. To be considered for presentation at the 2008 annual meeting, although not included in our proxy statement, any stockholder proposal must be received at our executive offices at the foregoing address on or before the close of business on January 31, 2008 or such later date as we may determine and announce in connection with the actual scheduling of the annual meeting.

All stockholder proposals for inclusion in our proxy materials will be subject to the requirements of the proxy rules adopted under the Exchange Act and, as with any stockholder proposal (regardless of whether it is included in our proxy materials), our restated certificate of incorporation, our bylaws and Delaware law.

ADDITIONAL INFORMATION

We file annual, quarterly and special reports, proxy materials and other information with the SEC. You may read and copy any document that we file at the Public Reference Room of the SEC at 450 Fifth Street, NW, Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You may also inspect our filings at the regional offices of the SEC or over the Internet at the SEC’s website at www.sec.gov.  Additional information can also be found on our website at www.discoveryholding.com.  (Information contained on any website referred to in this proxy statement is not incorporated by reference in this proxy statement.) If you would like to receive a copy of any exhibits listed in our Annual Report on Form 10-K for the period ended December 31, 2006, please call or submit a request in writing to Investor Relations, Discovery Holding Company, 12300 Liberty Boulevard, Englewood, Colorado 80112, Tel. No. (877) 772-1518, and we will provide you with the exhibits upon the payment of a nominal fee (which fee will be limited to the expenses we incur in providing you with the requested exhibits).

* * *

This proxy statement is being provided at the direction of the board of directors.

Charles Y. Tanabe
Senior Vice President,
General Counsel and Secretary

Englewood, Colorado
April 2, 2007

Admission Ticket

Electronic Voting Instructions
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•	Follow the steps outlined on the secured website.

Vote by telephone
•	Call toll free 1-800-652-VOTE (8683) within the United States, Canada & Puerto Rico any time on a touch tone telephone. There is NO CHARGE to you for the call.

•	Follow the instructions provided by the recorded message.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

Annual Meeting Proxy Card	123456	C0123456789	12345

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A	Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposal 2.

1. Election of Directors:	For	Withhold		For	Withhold

01 — Paul A. Gould	☐	☐	02 — M. LaVoy Robinson	☐	☐

	For	Against	Abstain
2. Auditors Ratification	☐	☐	☐

B	Non-Voting Items

Change of Address — Please print new address below.

Annual Report Mark the box to the right if you would like to stop receiving an Annual Report.	☐	Meeting Attendance Mark box to the right if you plan to attend the Annual Meeting.	☐

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below
NOTE: Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy. All joint holders must sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULL title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.

Admission Ticket
Notice of 2007 Annual Meeting
May 1, 2007, 9:30 a.m. Local Time
Denver Marriott South at Park Meadows
10345 Park Meadows Drive
Littleton, CO 80124
Discovery Holding Company’s Annual Meeting will be held at 9:30 am local time on May 1, 2007 at the Denver Marriott South at Park Meadows. If you plan to attend the Annual Meeting, please tear off and keep the upper portion of this form as your ticket for admission to the meeting. This ticket, along with a form of personal identification, admits the named Shareholder(s) and one guest.
Your vote is important. Regardless of whether you plan to attend the meeting, it is important that your shares be voted. Accordingly, we ask that you vote your shares as soon as possible using one of three convenient methods: over the phone, over the Internet or by signing and returning your proxy card in the envelope provided. If you plan to attend the meeting, please mark the appropriate box on the proxy.
▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — Discovery Holding Company

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned appoints Christopher W. Shean and Charles Y. Tanabe with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all shares of Common Stock of Discovery Holding Company, held by the undersigned at the Annual Meeting of shareholders to be held on May 1, 2007, and at any adjournments thereof, with all the powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.
IF NO DIRECTIONS ARE GIVEN, THE PROXIES WILL VOTE FOR THE ELECTION OF THE LISTED NOMINEE AND IN ACCORD WITH THE DIRECTORS’ RECOMMENDATIONS OF THE OTHER SUBJECTS LISTED ON THE OTHER SIDE OF THE PROXY CARD. IN THE EVENT THAT ANY OTHER MATTER MAY PROPERLY COME BEFORE THE ANNUAL MEETING, OR ANY ADJOURNMENT THEREOF, THE PERSONS SET FORTH ABOVE ARE AUTHORIZED, AT THEIR DISCRETION, TO VOTE THE MATTER.
PLEASE SIGN ON THE OTHER SIDE AND RETURN PROMPTLY TO DISCOVERY HOLDING COMPANY, C/O COMPUTERSHARE, P.O. BOX 43101, PROVIDENCE, RI 02940-0567. IF YOU DO NOT VOTE BY TELEPHONE OR INTERNET, OR SIGN AND RETURN A PROXY CARD, OR ATTEND THE ANNUAL MEETING AND VOTE BY BALLOT, YOUR SHARES CANNOT BE VOTED.
(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)